                                                          Exhibit No. EX-99.23.q

                                POWER OF ATTORNEY

     I, the  undersigned  member of the Board of Trustees  of Quaker  Investment
Trust (the  "Trust"),  hereby  constitute  and appoint Jeffry H. King and Laurie
Keyes, and each of them singly, my true and lawful attorneys-in-fact,  with full power of  substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on  Form  N-1A,  Form  N-8A or any  successor  thereto,  any and all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorneys-in-fact  or their  substitutes  may do or  cause to be done by  virtue hereof.

     This power of attorney is  effective  for all  documents  filed on or after
August 24, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
24th day of August 2005.

/s/ David K. Downes
David K. Downes

                                POWER OF ATTORNEY

     I, the  undersigned  member of the Board of Trustees  of Quaker  Investment
Trust (the  "Trust"),  hereby  constitute  and appoint Jeffry H. King and Laurie
Keyes, and each of them singly, my true and lawful attorneys-in-fact,  with full power of  substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on  Form  N-1A,  Form  N-8A or any  successor  thereto,  any and all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorneys-in-fact  or their  substitutes  may do or  cause to be done by  virtue hereof.

     This power of attorney is  effective  for all  documents  filed on or after
August 24, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
24th day of August 2005.

/s/ Mark S. Singel
Mark S. Singel

                                POWER OF ATTORNEY

     I, the  undersigned  member of the Board of Trustees  of Quaker  Investment
Trust (the  "Trust"),  hereby  constitute  and appoint Jeffry H. King and Laurie
Keyes, and each of them singly, my true and lawful attorneys-in-fact,  with full power of  substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on  Form  N-1A,  Form  N-8A or any  successor  thereto,  any and all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorneys-in-fact  or their  substitutes  may do or  cause to be done by  virtue hereof.

     This power of attorney is  effective  for all  documents  filed on or after
August 24, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
24th day of August 2005.

/s/ Adrian A. Basora
Adrian A. Basora

                                POWER OF ATTORNEY

     I, the  undersigned  member of the Board of Trustees  of Quaker  Investment
Trust (the  "Trust"),  hereby  constitute  and appoint Jeffry H. King and Laurie
Keyes, and each of them singly, my true and lawful attorneys-in-fact,  with full power of  substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on  Form  N-1A,  Form  N-8A or any  successor  thereto,  any and all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorneys-in-fact  or their  substitutes  may do or  cause to be done by  virtue hereof.

     This power of attorney is  effective  for all  documents  filed on or after
August 24, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
24th day of August 2005.

/s/ James R. Brinton
James R. Brinton

                                POWER OF ATTORNEY

     I, the  undersigned  member of the Board of Trustees  of Quaker  Investment
Trust (the  "Trust"),  hereby  constitute  and appoint Jeffry H. King and Laurie
Keyes, and each of them singly, my true and lawful attorneys-in-fact,  with full power of  substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on  Form  N-1A,  Form  N-8A or any  successor  thereto,  any and all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorneys-in-fact  or their  substitutes  may do or  cause to be done by  virtue hereof.

     This power of attorney is  effective  for all  documents  filed on or after
August 24, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
24th day of August 2005.

/s/ G. Michael Mara
G. Michael Mara

                                POWER OF ATTORNEY

     I, the  undersigned  member of the Board of Trustees  of Quaker  Investment
Trust (the  "Trust"),  hereby  constitute  and appoint Jeffry H. King and Laurie
Keyes, and each of them singly, my true and lawful attorneys-in-fact,  with full power of  substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on  Form  N-1A,  Form  N-8A or any  successor  thereto,  any and all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorneys-in-fact  or their  substitutes  may do or  cause to be done by  virtue hereof.

     This power of attorney is  effective  for all  documents  filed on or after
August 24, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
24th day of August 2005.

/s/ Warren West
Warren West

                                POWER OF ATTORNEY

     I, the  undersigned  member of the Board of Trustees  of Quaker  Investment
Trust (the "Trust"),  hereby  constitute and appoint Jeffry H. King, my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign  for me and  in my  name  in the  appropriate  capacity,  all  Registration
Statements of the Trust on Form N-1A,  Form N-8A or any successor  thereto,  any and all  subsequent  Amendments,  Pre-Effective  Amendments,  or  Post-Effective
Amendments  to  said  Registration  Statements  on Form  N-1A  or any  successor thereto, any Registration  Statements on Form N-14, and any supplements or other instruments in connection  therewith,  and generally to do all such things in my name and behalf in connection therewith as said  attorney-in-fact deem necessary or appropriate,  to comply with the provisions of the Securities Act of 1933, as amended,  the  Investment  Company  Act of 1940,  as  amended,  and all  related requirements  of the  Securities  and Exchange  Commission.  I hereby ratify and confirm all that said  attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

     This power of attorney is  effective  for all  documents  filed on or after
August 24, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
24th day of August 2005.

/s/ Laurie Keyes
Laurie Keyes

                                POWER OF ATTORNEY

     I, the  undersigned  member of the Board of Trustees  of Quaker  Investment
Trust (the "Trust"),  hereby  constitute  and appoint Laurie Keyes,  my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign  for me and  in my  name  in the  appropriate  capacity,  all  Registration
Statements of the Trust on Form N-1A,  Form N-8A or any successor  thereto,  any and all  subsequent  Amendments,  Pre-Effective  Amendments,  or  Post-Effective
Amendments  to  said  Registration  Statements  on Form  N-1A  or any  successor thereto, any Registration  Statements on Form N-14, and any supplements or other instruments in connection  therewith,  and generally to do all such things in my name and behalf in connection therewith as said  attorney-in-fact deem necessary or appropriate,  to comply with the provisions of the Securities Act of 1933, as amended,  the  Investment  Company  Act of 1940,  as  amended,  and all  related requirements  of the  Securities  and Exchange  Commission.  I hereby ratify and confirm all that said  attorney-in-fact or her substitutes may do or cause to be done by virtue hereof.

     This power of attorney is  effective  for all  documents  filed on or after
August 24, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
24th day of August 2005.

/s/ Jeffry H. King, Sr.
Jeffry H. King, Sr.